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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           FIRST AMERICAN FUNDS, INC.
                     FIRST AMERICAN INVESTMENT FUNDS, INC.
                      FIRST AMERICAN STRATEGY FUNDS, INC.
                   FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
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                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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


2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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


INTRODUCING
OUR NEW
FAMILY
OF FUNDS




[LOGO] FIRST AMERICAN FUNDS
[LOGO] FIRSTAR FUNDS

DECADES OF
INVESTMENT EXPERIENCE


In May 2001, two respected asset management firms joined forces under one powerful brand. Based in Minneapolis, U.S. Bancorp Piper Jaffray Asset Management, Inc. brings together Firstar Investment Research Management Company, LLC and First American Asset Management, who for decades have successfully helped individual investors, institutions, and corporations manage their money. First American Funds and Firstar Funds, the mutual fund families they advise, will merge into one family in September 2001, pending shareholder approval. The proposed new fund family will be named First American Funds. We believe this union will benefit you in a variety of ways:

*        We now have a wider variety of funds to suit your investment needs.

* New fund share classes will give you additional flexibility as you build your investment strategy.


A TRADITION OF DISCIPLINED
MANAGEMENT CONTINUES


Both fund families have a history built on a disciplined investment management approach, which is designed to minimize excessive short-term risk and focus on consistent, competitive long-term performance. This disciplined approach will form the foundation for the new First American family of funds.

--------------------------------------------------------------------------------
NOT FDIC INSURED                NO BANK GUARANTEE                 MAY LOSE VALUE
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


PROPOSED FAMILY OF FUNDS

The table shown below lists all current funds offered by the respective fund families and the proposed surviving fund family, pending shareholder approval.

[LOGO] FIRST AMERICAN FUNDS               [LOGO] FIRSTAR FUNDS
Current First American Fund               Current Firstar Fund                     New First American Family of Funds
---------------------------------------------------------------------------------------------------------------------
FUNDS OF FUNDS
        Strategy Aggressive Growth                                                 Strategy Aggressive Allocation
        Strategy Growth                                                            Strategy Growth Allocation
        Strategy Growth & Income                                                   Strategy Growth & Income Allocation
        Strategy Income                                                            Strategy Income Allocation
                                          Global Equity                            Strategy Global Growth Allocation


---------------------------------------------------------------------------------------------------------------------
INDEX FUNDS
        Equity Index                      Equity Index                             Equity Index
                                          Mid Cap Index                            Mid Cap Index
                                          Small Cap Index                          Small Cap Index

---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL/EMERGING MARKETS
        Emerging Markets                                                           Emerging Markets
        International                     International Value,                     International
                                            International Growth

---------------------------------------------------------------------------------------------------------------------
SECTOR FUNDS
        Health Sciences                                                            Health Sciences
        Real Estate Securities            REIT                                     Real Estate Securities
                                          Science & Technology                     Science & Technology
        Technology                                                                 Technology

---------------------------------------------------------------------------------------------------------------------
SMALL CAP FUNDS
                                          Micro Cap                                Micro Cap
        Small Cap Growth                                                           Small Cap Growth
        Small Cap Value                                                            Small Cap Value
                                          Small Cap Core Equity                    Small Cap Core

---------------------------------------------------------------------------------------------------------------------
MID CAP FUNDS
        Mid Cap Growth                                                             Mid Cap Growth
        Mid Cap Value                                                              Mid Cap Value

                                          Mid Cap Core Equity                      Mid Cap Core

---------------------------------------------------------------------------------------------------------------------
LARGE CAP FUNDS
                                          Large Cap Growth                         Capital Growth
        Large Cap Growth                                                           Large Cap Growth
                                          Relative Value                           Relative Value
        Large Cap Value                                                            Large Cap Value
                                          Large Cap Core Equity                    Large Cap Core
                                          Growth & Income                          Growth & Income

---------------------------------------------------------------------------------------------------------------------
BALANCED FUNDS

        Balanced                          Balanced Income, Balanced Growth         Balanced

---------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUNDS
Equity Income                             Equity Income                            Equity Income

---------------------------------------------------------------------------------------------------------------------
BOND FUNDS
                                          Bond IMMDE(TM)                             Bond IMMDEX(TM)
                                          U.S. Government Securities               U.S. Government Securities
        Strategic Income                                                           Strategic Income
        Corporate Bond                    Strategic Income                         Corporate Bond
        Fixed Income                      Aggregate Bond                           Fixed Income
        High Yield Bond*                                                           High Yield Bond*
        Intermediate Term Income          Intermediate Bond                        Intermediate Term Bond
        Limited Term Income               Short Term Bond                          Short Term Bond


---------------------------------------------------------------------------------------------------------------------
TAX FREE BOND FUNDS

        Tax Free                          National Municipal Bond                  Tax Free
        Arizona Tax Free                                                           Arizona Tax Free
        California Tax Free                                                        California Tax Free
        Colorado Tax Free                                                          Colorado Tax Free
        Minnesota Tax Free                                                         Minnesota Tax Free
        Nebraska Tax Free                                                          Nebraska Tax Free
                                          Missouri Tax Exempt Bond                 Missouri Tax Free
        California Intermediate Tax Free                                           California Intermediate Tax Free
        Colorado Intermediate Tax Free                                             Colorado Intermediate Tax Free
        Intermediate Tax Free             Tax Exempt Intermediate Bond             Intermediate Tax Free
        Minnesota Intermediate Tax Free                                            Minnesota Intermediate Tax Free
        Oregon Intermediate Tax Free                                               Oregon Intermediate Tax Free


---------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS

        Government Obligations            U.S. Government Money Market             Government Obligations
                                          Ohio Tax Exempt Money Market             Ohio Tax Free Obligations
        Prime Obligations                 Money Market, Institutional Money Market Prime Obligations
        Tax Free Obligations              Tax Exempt Money Market                  Tax Free Obligations
        Treasury Obligations              U.S. Treasury Money Market               Treasury Obligations
                                          U.S. Treasury Money Market, Class A      Treasury Reserve

*Launch date to be determined.

IMPORTANT
DATES


NEW FUND NAME
JUNE 1, 2001
First American Funds chosen as name
for the newly combined fund family.


IMPLEMENTATION OF NEW
A-SHARE CLASS PRICING
JULY 2, 2001
New pricing structure effective.


PROXY MATERIALS MAILED
JULY 2001
Firstar shareholders will be mailed
proxies in early July. First American
shareholders will be mailed proxies in
mid-July.


SHAREHOLDER MEETINGS

AUGUST 30, 2001
Firstar Funds

AUGUST 31, 2001
First American Funds

FUND COMPANY
MERGER COMPLETED
SEPTEMBER 30, 2001
Pending shareholder approval.


U.S. Bancorp Piper Jaffray Asset Management, Inc. serves as investment advisor to the First American Funds and Firstar Funds. First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank. Firstar Funds are distributed by Quasar Distributors, LLC, an affiliated company.

For a prospectus or fund profile containing more information on First American or Firstar Funds, including investment policies, fees and expenses, please contact your investment professional. For First American Funds, call investor services at 800-637-2548, or visit us on the web at www.firstamericanfunds.com; for Firstar Funds, call 800-677-FUND. Please read the prospectus carefully before you invest or send money. Mutual fund investing involves risk; principal loss is possible.


6/2001    2043-01    NEWFAM